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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 25, 1998
                              HCR MANOR CARE, INC.
              (Exact name of registrant as specified in charter)

Delaware                         0-10858                34-1687107 (State or
(Jurisdiction                    (Commission            (I.R.S. Employer
of Incorporation)                File Number)           Identification No.)

One SeaGate                                             43604-2616
Toledo Ohio                                             (Zip Code)
(Address of Principal
Executive Offices)


Registrant's telephone number, including area code: (419) 252-5500

Registrants former name, changed since last report: Health Care and Retirement Corporation


Item 2.  Acquisition or Disposition of Assets.

     On September 25, 1998, Manor Care, Inc., a Delaware corporation ("Manor Care") and Health Care and Retirement Corporation ("HCR") and Catera Acquisition Corporation, a Delaware corporation ("Merger Sub"), consummated their merger transaction as set forth in the Amended and Restated Agreement and Plan of Merger dated as of June 10, 1998 between HCR, Merger Sub and Manor Care (the "Merger Agreement"), as amended, whereby Merger Sub merged with and into Manor Care and Manor Care remained as the surviving corporation and a wholly owned subsidiary of HCR (the "Merger"). Upon consummation of the Merger, HCR has been renamed HCR Manor Care, Inc.

     Pursuant to the Merger Agreement, upon consummation of the Merger, with certain limited exceptions, the owner of each issued and outstanding share of Manor Care common stock, par value $.10 per share is converted into the right to receive one (1.0) share of HCR Manor Care, Inc. common stock, par value $.01 per share. Upon completion of the transaction, the stockholders of Manor Care will become stockholders of HCR Manor Care, Inc.

     In connection with the execution and delivery of the Merger Agreement and the transactions contemplated thereby, the Board of Directors of HCR authorized the execution and delivery of a Second Amendment, dated as of June 10, 1998, to HCR's Rights Agreement dated as of May 2, 1995, as amended, which is filed herewith as Exhibit 4.1.

     In connection with the consummation of the Merger, HCR Manor Care, Inc. entered into a Registration Rights Agreement with certain affiliates of Manor Care, which is filed herewith as Exhibit 4.2.

     HCR and Manor Care issued a joint press release on September 24, 1998 announcing approval of the Merger transaction by the stockholders of HCR and Manor Care, which is filed herewith as Exhibit 99.1.

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     HCR Manor Care, Inc. issued a press release on September 25, 1998 announcing the consummation of the Merger transaction between HCR and Manor Care, which is filed herewith as Exhibit 99.2.


Item 7.   Financial Statements and Exhibits.

     (c)  The following exhibits are filed with this report:

          2.1 Amended and Restated Agreement and Plan of Merger, dated June 10, 1998, by and among Manor Care, Inc., Catera Acquisition Corp. and Health Care and Retirement Corporation (filed as Annex A to the Joint Proxy Statement/Prospectus included in Registration Statement number 333-61677). Exhibits and Schedules to the Amended and Restated Agreement and Plan of Merger have not been filed, but will be provided supplementally to Commission upon request.

          4.1 Second Rights Amendment dated as of June 10, 1998 between Health Care and Retirement Corporation and Harris Trust and Savings Bank.

          4.2  Registration Rights Agreement dated as of September
               25, 1998 between HCR Manor Care, Inc. and Stewart Bainum, Stewart Bainum, Jr., Bainum Associates Limited Partnership, MC Investment Limited Partnership, Realty Investment Company, Inc. Mid Pines Associates Limited Partnership, The Stewart Bainum Declaration of Trust and The Jane L. Bainum Declaration of Trust.

         99.1  Press Release dated September 24, 1998.

         99.2  Press Release dated September 25, 1998.





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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           HCR MANOR CARE, INC.


Date: October 1, 1998                      By:  /s/ R. Jeffrey Bixler
                                              -----------------------
                                           Vice President, General Counsel




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